UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021

Avita Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39059	85-1021707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford, Suite 220, Valencia, CA 91355	661.367.9170
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2021, AVITA Medical, Inc. (the “Company”), reported financial results for its first quarter of fiscal year 2022, ended September 30, 2021 and certain other business updates. A copy of a press release announcing same is furnished herewith as Exhibit 99.1 to this report. The information in this Item 2.02 and in the press release furnished hereto as Exhibit 99.1 is not to be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into the Registrant’s filings under the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2021, the Company announced on its earnings call a change of fiscal year from a year beginning on July 1 and ending June 30 to a calendar year beginning on January 1 and ending December 31. The change in fiscal year results in an abbreviated fiscal year for the Company from July 1, 2021 to December 31, 2021. The Company’s first full calendar year resulting from the change will be the year ended December 31, 2022. The Company’s fiscal quarters will remain calendar quarters.

Item 8.01. Other Events.

The Company has prepared an informational company presentation to be used in connection with general corporate presentations, a copy which is furnished herewith as Exhibit 99.2. The information in the company presentation furnished hereto as Exhibit 99.2 is not to be considered “filed” for purposes of the Exchange Act, and is not incorporated by reference into the Registrant’s filings under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	AVITA Medical Reports First Quarter 2022 Financial Results

99.2	AVITA Medical company presentation November 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2021

AVITA THERAPEUTICS, INC.

By:	/s/ Donna Shiroma

Name:	Donna Shiroma
Title:	General Counsel